EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DYNASIL CORPORATION OF AMERICA (the "Company") on Form 10Q for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Steven K. Ruggieri, President of the Company and Richard A. Johnson, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven K. Ruggieri
Steven K. Ruggieri
President

/s/ Richard A. Johnson
Richard A. Johnson
Chief Financial Officer

August 15, 2011